UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 1, 2008

FirstFed Financial Corp.
(Exact name of registrant as specified in its charter)

Delaware                                                                                                   1-9566                                                                                      95-4087449
(State of Incorporation)                                                             (Commission File No.)                                                       (IRS Employer Identification No.)

401 Wilshire Boulevard, Santa Monica, California,                                                                                                                           90401-1490
(Address of principal executive offices)                                                                                                                             (Zip Code)

Registrant's telephone number, including area code:       (310) 319-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a 12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03                       Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective January 1, 2008, the Board of Directors of the Registrant approved a technical amendment to Article V of the Registrant’s Bylaws. This amendment has been approved by the Registrant solely to allow the Registrant to be eligible for Direct Registration Services.  Although the Registrant will be DRS-eligible, it has not yet approved or implemented any plan to be DRS-participating.

The foregoing description of the Bylaw amendment is qualified in its entirety by reference to Article V of the Bylaws, a copy of which is filed as Exhibit 3.(ii) to this report and is incorporated by reference into this description.

Item 9.01                       Financial Statements and Exhibits.

(d)            Exhibits.
Exhibit No.	Description

Exhibit 3.(ii)	Amendment to Bylaws of the Registrant, effective as of January 1, 2008

S I G N A T U R E S

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                                                                                                                          FIRSTFED FINANCIAL CORP.

Dated: January 10, 2008                                                                                                         By:  /s/ Douglas J. Goddard____________
                                                Douglas J. Goddard
                                                Chief Financial Officer